EXHIBIT NO. 99

Bear, Stearns & Co. Inc.      TOP11-MN6                           July 28, 2003
jpatel                       SENSITIVITY                            03:16PM EDT
                                                                    Page 1 of 1

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            SETTLE DATE: 8/18/2003 US TREASURY CURVE DATE: 7/28/2003
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
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                                TRANCHE: A1 (AAA)
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                                                                        100.00% CPR.YMLO           100.00% CPR.YMLO
                     .00% CPR.YMLO          100.00% CPR.YMLO                   1%                         1%
     PRICE                0%                       1%                   12L60R200BCDR.PI               SCENARIO3
                         3.190                    3.123                      2.500                       2.050

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
                     2.769                  2.765                       2.715                      2.660
  100.525410         2.980                  2.922                       2.363                      1.959
                     25                     28                          63                         87
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
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                   TRANCHE: A1 (AAA) (continued)
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                                       PREPAY
      .00% CPR.YMLO                     CALL
            24                          LOSS
         100.000               BALLOON_EXTEND_MONTHS
          3.528                BALOON_EXTEND_PERCENT
                                     AVG. LIFE
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
      2.788                    Yield
      3.267                    Duration
      8                        Swap Spread
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


                      Scenario Details For: Scenario3
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     Pool/Group                   Prepay                        Loss
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      Default                100.00% CPR.YMLO             12L60R200BCDR.PI
P:TOP11-MN6-UC000001         100.00% CPR.YMLO         12L60R10000BCDR.PI.LO(18)
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